UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

To the extent that the information regarding the 2023 outlook included in the press release furnished herewith as Exhibit 99.1 is responsive to Item 2.02, it is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2024, Archer-Daniels-Midland Company (the “Company”) announced that the Board of Directors of the Company (the “Board”) has appointed Ismael Roig to serve as the Company’s Interim Chief Financial Officer.

The appointment follows the decision of the Board on January 19, 2024 to place Vikram Luthar, the Company’s Chief Financial Officer and Senior Vice President, on administrative leave, effective immediately. Mr. Luthar’s leave is pending an ongoing investigation being conducted by outside counsel for the Company and the Board’s Audit Committee regarding certain accounting practices and procedures with respect to the Company’s Nutrition reporting segment, including as related to certain intersegment transactions. The investigation was initiated in response to the Company’s receipt of a voluntary document request by the Securities and Exchange Commission (the “SEC”). The Company is cooperating with the SEC.

Ismael Roig, age 56, most recently served both as President of EMEA at the Company, where he had oversight of all of the Company’s business activities in EMEA, and as President of Animal Nutrition, a position he was appointed to in late 2022. His previous roles include serving as President of Carbohydrates Solutions International and establishing Global BioSolutions. He also served as SVP, Chief Strategy Officer and Chief Sustainability Officer, President, Asia Pacific. Prior to joining the Company in 2004, he spent 11 years with General Motors Corporation in various treasury, finance and controller positions in New York, Singapore, Brussels and Sao Paulo. Mr. Roig holds a bachelor’s degree from the University of Reading, UK, a master’s degree in industrial engineering from the Cranfield Institute of Technology, UK, an MBA from the Darden School of Business at the University of Virginia, as well as a Chartered Financial Analyst credential.

The Board may make changes to Mr. Roig’s existing compensation arrangements with respect to his appointment as Interim Chief Financial Officer in the future.

There are no arrangements or understandings between Mr. Roig and any other persons pursuant to which Mr. Roig was selected as an officer of the Company, Mr. Roig has no family relationships with any of the Company’s directors or executive officers, and Mr. Roig is not a party to and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On January 21, 2024, the Company issued a press release announcing the matters described above, providing an update on its 2023 outlook, and announcing its expected delay of its earnings release and conference call relating to fourth quarter and full year 2023 financial results, as well as the filing of its Annual Report on Form 10-K for the year ended December 31, 2023, from its historical schedule. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this report, are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “outlook,” “will,” “should,” “can have,” “likely,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements the Company makes relating to the Audit Committee investigation or the SEC investigation, their scope and results; the Company’s or its segments’ outlook or targets; and the availability and announcement of fourth quarter 2023 results are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties. These risks include the timing and completion of the Audit Committee investigation and the SEC investigation and any results thereof; changes to the Company’s expected fourth quarter 2023 results; failure to report 2023 results and file required reports with the SEC on a timely basis; the impact of the Company’s announcements on the price of its common stock and the Company’s relationships with investors, employees, suppliers and other parties; and other risks, assumptions and uncertainties that are described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

99.1	Press Release dated January 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: January 22, 2024	By	/s/ R. B. Jones
R. B. Jones
Senior Vice President, General Counsel, and Secretary